UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01932

Valley Forge Fund, Inc.

(Exact name of registrant as specified in charter)

3741 Worthington Road

Collegeville, PA 19426-3431

(Address of principal executive offices)(Zip code)

Donald A. Peterson

3741 Worthington Road

Collegeville, PA 19426-3431

 (Name and address of agent for service)

Registrant's telephone number, including area code: (610)-688-6839

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Valley Forge Fund, Inc.

ANNUAL REPORT

December 31, 2012

THE VALLEY FORGE FUND, INC.

PRESIDENT’S COMMENTARY

DECEMBER 31, 2012

Dear Fellow Shareholder:

This year has been a difficult one for the Fund; one marked with reduced performance and change, but progress. Recognizing that our performance was not in concert with our recent past, the Board of Directors was faced with a major decision; whether or not to retain the Fund’s Adviser (Valley Forge Management Corporation). This choice was assessed on several occasions and it was agreed that it was in the best interest of the Shareholders to terminate the existing agreement and to take on a new Adviser with a healthier, recent performance record. Several candidates were considered and ‘Due Diligence’ was undertaken on those that were judged as ‘good fits’ for the Fund. After months of assessment, Boyle Capital Management, LLC was selected to be engaged as the new, Interim Adviser, effective as of November 1, 2012. It is anticipated that the Fund will employ Boyle Capital Management, LLC as the new, permanent Adviser, pending continued performance improvement and Shareholders’ Approval. This process will be conducted through a Special Shareholders’ Meeting and Proxy Vote.

For the year ending December 31, 2012, the Fund’s Net Asset Value gained 1.64% to $9.72 per share, paid a Dividend of $0.04618 per share, and the Fund’s total assets were $15.4M. While past performance is not an indicator or predictor of future performance, please note that during the first two months under the new Adviser the Fund achieved Category Rankings considerably better than the Year-to-Date ranking attained through October. The Expense Ratio increased to 1.67% due to engagement of a permanent lawyer, obtainment of Indemnification Insurance, purchase of two office storage containers, and a lower Total Asset Value. However, this ratio is expected be reduced considerably in 2013, based on a reduction in the Adviser’s Fee from 1.0% to a net of 0.7%, an Adviser Fee Waiver in its entirety for January and February, and a major reduction in average Broker Fee Rate from the average fee rate paid in 2012.

The Valley Forge Fund appreciates your support and is always available to answer your inquiries. Our E-Mail is VFFund@Verizon.com and our toll-free Telephone Number is 1-855-833-6359.

Thank you for investing with us.

Financial statements for the year ending December 31, 2012 are attached.

Respectfully submitted,

       _______________________

            Donald A. Peterson

                President

VALLEY FORGE FUND, INC.

PERFORMACE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2012*

	1 Year	3 Year	5 Year	10 Year	Value
Valley Forge Fund	1.67%	4.87%	3.47%	5.74%	$17,475
Dow Jones Industrial Average	10.24%	10.86%	2.62%	7.32%	$20,271
S&P 500 Index	16.00%	10.86%	1.66%	7.09%	$19,858

$25,000
$20,000
$15,000
$10,000
$5,000
Valley Forge Fund
Dow Jones Industrial Average
S&P 500 Index
December-02
December-03
December-04
December-05
December-06
December-07
December-08
December-09
December-10
December-11
December-12

* This chart assumes an initial investment of $10,000 made on December 31, 2002.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Dow Jones Industrial Average (DJIA), a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (800) 869-1679.

Valley Forge Fund, Inc.
Top Ten Holdings
December 31, 2012 (Unaudited)

As of December 31, 2012, the Fund's top ten holdings were as follows:

Holdings	% of Net Assets
American International Group, Inc.	11.43%
MBIA, Inc.	10.43%
Bank of America Warrants Class A	8.27%
Sears Holding Corp.	8.04%
Fairfax Financial Holdings, Ltd.	4.21%
Becton Dickinson & Co.	4.05%
Sandridge Energy, Inc.	3.29%
Leucadia National Corp.	3.08%
3M Co.	3.01%
Jefferies Group, Inc.	2.87%
58.68%

Valley Forge Fund, Inc.
Sector Weightings
December 31, 2012 (Unaudited)

As of December 31, 2012, the Fund's portfolio was invested in the following sectors:

Sectors	% of Net Assets
Common Stocks
Basic Material	4.90%
Conglomerates	6.09%
Financials	33.41%
Healthcare	5.56%
Industrial Goods	1.36%
Services	13.01%
Technology	2.63%
Warrants	8.27%
Short-Term Investments	24.76%
Other Assets in Excess of Liabilities	0.01%
Total	100.00%

	Valley Forge Fund, Inc.
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCKS - 66.96%

Crude Petroleum & Natural Gas - 4.90%
15,000	Chesapeake Energy Corp.	$ 249,300
80,000	Sandridge Energy, Inc. *	508,000
		757,300
Electronic Computers - 2.63%
40,000	Dell, Inc.	405,600

Electronic & Other Electrical Equipment (No Computer Equip) - 1.36%
10,000	General Electric Co.	209,900

Finance Services - 1.86%
5,000	American Express Co.	287,400

Fire, Marine & Casualty Insurance - 18.25%
50,000	American International Group, Inc. *	1,765,000
4,500	Berkshire Hathaway, Inc. Class B *	403,650
1,800	Fairfax Financial Holdings, Ltd.	649,800
		2,818,450
Meat Packing Plants - 3.08%
20,000	Leucadia National Corp.	475,800

Retail-Department Stores - 10.72%
21,000	J.C. Penney Co., Inc.	413,910
30,000	Sears Holding Corp. *	1,240,800
		1,654,710
Retail-Eating Places - 2.29%
4,000	McDonald's Corp.	352,840

Security Brokers, Dealers & Flotation Companies - 2.87%
23,900	Jefferies Group, Inc.	443,823

Surety Insurance - 10.43%
205,200	MBIA, Inc. *	1,610,820

Surgical & Medical Instruments & Apparatus - 8.57%
5,000	3M Co.	464,250
3,500	Baxter International Inc.	233,310
8,000	Becton Dickinson & Co.	625,520
		1,323,080

TOTAL FOR COMMON STOCKS (Cost $9,619,439) - 66.96%		$ 10,339,723

WARRANT - 8.27%
235,722	Bank of America Warrant Class A *	1,277,260

TOTAL FOR WARRANT (Cost $902,979) - 8.27%		$ 1,277,260

SHORT TERM INVESTMENTS - 24.76%
3,822,520	US Bank Money Market Savings - IT 0.05% ** (Cost $3,822,520)	3,822,520

TOTAL FOR SHORT TERM INVESTMENTS (Cost $3,822,520) - 24.76%		$ 3,822,520

TOTAL INVESTMENTS (Cost $14,344,938) - 99.99%		$ 15,439,503

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.01%		1,298

NET ASSETS - 100.00%		$ 15,440,801

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments in Securities, at Value (Cost $14,344,938)	$ 15,439,503
Receivables:
Shareholder Subscriptions	1,439
Dividends and Interest	6,876
Prepaid Expenses	13,770
Total Assets	15,461,588
Liabilities:
Payables:
Shareholder Redemptions	8,906
Accrued Administrative Fees	2,444
Accrued Director Fees	168
Other Expenses	9,269
Total Liabilities	20,787
Net Assets	$ 15,440,801

Net Assets Consist of:
Net Capital Paid In on Shares of Capital Stock	$ 14,349,544
Accumulated Undistributed Net Investment Income	35,705
Accumulated Realized Loss on Investments	(39,013)
Unrealized Appreciation in Value of Investments	1,094,565
Net Assets (based on 1,588,285 shares outstanding)	$ 15,440,801

Net Asset Value	$ 9.72

The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Statement of Operations
For the year ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $0)	$ 414,182
Interest	1,883
Total Investment Income	416,065

Expenses:
Advisory Fees (Note 3)	193,966
Administrative Fees (Note 3)	40,442
Audit Fees	9,486
Custody Fees	10,046
Insurance Fees	2,029
Legal Fees	10,897
Miscellaneous Fees	7,308
Transfer Agent Fees	30,516
Directors Fees	2,737
Printing and Mailing Fees	7,501
State and Local Taxes Other Than Income Taxes	3,025
Registration Fees	31,885
Total Expenses	349,838
Fees Waived	(18,971)
Net Expenses	330,867

Net Investment Income	85,198

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(39,013)
Net Change in Unrealized Appreciation on Investments	416,627
Net Realized and Unrealized Gain on Investments	377,614

Net Increase in Net Assets Resulting from Operations	$ 462,812

The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Statements of Changes in Net Assets

	For the Years Ended
	12/31/2012	12/31/2011
Increase in Net Assets From Operations:
Net Investment Income	$ 85,198	$ 225,635
Net Realized Gain (Loss) on Investments	(39,013)	151,966
Net Change in Unrealized Appreciation (Depreciation) on Investments	416,627	(522,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	462,812	(144,495)

Distributions to Shareholders from:
Net Investment Income	(79,087)	(230,146)
Realized Gains	-	(151,966)
Return of Capital	-	(89,785)
Net Change in Net Assets from Distributions	(79,087)	(471,897)

Capital Share Transactions:
Proceeds from Sale of Shares	3,813,143	10,872,944
Shares Issued on Reinvestment of Dividends	68,567	437,343
Cost of Shares Redeemed	(10,903,759)	(12,847,667)
Net Decrease from Shareholder Activity	(7,022,049)	(1,537,380)

Net Assets:
Net Decrease in Net Assets	(6,638,324)	(2,153,772)
Beginning of Period	22,079,125	24,232,897
End of Period (Including Accumulated Undistributed Net
Investment Income of $35,705 and $29,594, respectively)	$ 15,440,801	$ 22,079,125

Share Transactions:
Shares Sold	383,027	1,101,878
Shares Issued on Reinvestment of Dividends	7,150	45,367
Shares Redeemed	(1,100,117)	(1,318,778)
Net Decrease in Shares	(709,940)	(171,533)
Outstanding at Beginning of Period	2,298,225	2,469,758
Outstanding at End of Period	1,588,285	2,298,225

The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Audited)
	For the Years Ended December 31,
	2012	2011	2010	2009	2008

Net Asset Value, at Beginning of Period	$ 9.61	$ 9.81	$ 8.82	$ 7.13	$ 9.35

Income (Loss) From Investment Operations:
Net Investment Income *	0.04	0.09	0.11	0.16	0.23
Net Gain (Loss) on Securities (Realized and Unrealized)	0.12	(0.08)	1.07	1.57	(2.10)
Total from Investment Operations	0.16	0.01	1.18	1.73	(1.87)

Distributions:	(0.05)	(0.21)	(0.19)	(0.04)	(0.35)

Net Asset Value, at End of Period	$ 9.72	$ 9.61	$ 9.81	$ 8.82	$ 7.13

Total Return **	1.67%	0.09%	13.36%	28.40%	(20.05)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,441	$ 22,079	$ 24,233	$ 9,159	$ 6,976
Before Waivers
Ratio of Expenses to Average Net Assets	1.74%	1.56%	1.28%	1.37%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.91%	1.20%	1.98%	4.23%
After Waivers
Ratio of Expenses to Average Net Assets	1.64%	1.56%	1.28%	1.37%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.42%	0.91%	1.20%	1.98%	4.23%
Portfolio Turnover	188.27%	45.47%	3.33%	15.89%	39.40%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1.  ORGANIZATION

The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stock.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes significant accounting policies followed by the Fund:

Security Valuation:  Securities are valued at the last reported sales price, or in the case of securities where there is no reported last sale, the closing bid price.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by, or under, the supervision of the Fund's Board of Directors in accordance with methods that have been authorized by the Board.  Short-term investments (maturities of 60 days or less) are valued at amortized cost that approximates market value.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair-value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2012:

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Other significant, observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair-value hierarchy levels as of December 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Equity Securities (a)	$ 10,339,723	$ -	$ -	$ 10,339,723
Warrant	1,277,260	-	-	1,277,260
Short-Term Investments – US Bank Money Market Savings	3,822,520	-	-	3,822,520
Total	$ 15,439,503	$ -	$ -	$ 15,439,503

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Securities Transactions and Investment Income:  Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.

Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to Shareholders on the ex-dividend date.  Permanent book and tax differences relating to Shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain or loss.  Undistributed net investment income and accumulated undistributed net realized gain or loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of their net investment income and any realized capital gains. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions to Shareholders: The Fund intends to distribute to the Shareholders substantially all of the net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

NOTE 3.  MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, the Manager has agreed to provide the Fund investment management recommendations to the Fund’s Officers.  The Manager receives a fee, payable monthly, for providing investment advice at an annual rate of 1.00% based on the average daily assets of the Fund.  The fee is accrued daily and paid monthly.  A management fee of $174,995 was accrued in the Statement of Operations for the period of January 1, 2012, through October 31, 2012, at which point the Fund terminated the investment advisory agreement with Valley Forge Management Corporation (“VFMC”). As of November 1, 2012, the Fund has entered into an Interim Agreement with Boyle Capital Management, LLC (“BCM”) as the Investment Adviser of the Fund. BCM agreed to reduce a portion of its investment advisory fees for the Fund to an annualized rate of 0.70%. For the period of November 1, 2012 through December 31, 2012, the Fund accrued $18,971 in Advisor Fees, which were waived.  At December 31, 2012, the Fund did not owe any amount in advisory fees. The Interim Agreement shall continue until March 30, 2013.

During the year ended December 31, 2012, brokerage commissions of $44,667 were paid to BestVest Co. The son of the Fund’s past President (Mr. Bernard Klawans) is an employee of BestVest Co. and provides the Fund brokerage services. Commissions paid are in compliance with the Fund’s policies. During the year ended December 31, 2012, brokerage commissions of $6,408 were also paid to TD Ameritrade.

Beginning In May 2011, the Fund agreed to pay its President an administrative fee, payable monthly, for providing management functions and day-to-day Fund operations at an annual rate of 0.20% based upon the average daily assets of the Fund or a monthly minimum of $3,000. The fee is accrued daily and paid monthly. An administrative fee of $40,442 was accrued in the Statement of Operations for the year ended December 31, 2012.  At December 31, 2012, the Fund owed $2,444 in administrative fees.

NOTE 4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2012 were $30,118,746 and $38,158,995, respectively.  At December 31, 2012, net unrealized appreciation for Federal income tax purposes aggregated $1,094,565, consisting of unrealized appreciation of $1,409,290 and unrealized depreciation of $314,725. The cost of investments at December 31, 2012 for Federal income tax purposes was $10,522,418, excluding short-term investments.

NOTE 5.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2012, there were 10,000,000 shares of $.001 par value capital stock authorized.  The total capital paid in on shares of capital stock equaled $14,349,544.

NOTE 6.  FEDERAL INCOME TAXES

Income and long-term capital gains distributions are determined in accordance with Federal Income Tax regulations which may differ from accounting principles generally accepted in the United States.  As of December 31, 2012, the taxable components of distributable earnings were as follows:

Undistributed ordinary income

$     35,705

Undistributed appreciation

$1,094,565

The tax character of distributions paid during the years ended December 31, 2012 and 2011 are as follows.

	2012	2011
Ordinary income	$ 79,087	$ 230,146
Long-term capital gains	$ -	$ 151,966
Return of Capital	$ -	$ 89,785

NOTE 7.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have on the Fund’s financial statements.

NOTE 8. THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTE 9. CHANGE OF SERVICE PROVIDER

On August 21, 2012, the Board of Directors of the Fund, including the Board’s independent members, determined that it was in the best interests of the Fund’s Shareholders to terminate the Fund’s investment advisory agreement with Valley Forge Management Corporation (“VFMC”) effective as of October 31, 2012.

Boyle Capital Management, LLC (“BCM” or the “Adviser”) is a registered investment adviser located at 2501 Westown Parkway, Suite 1203, West Des Moines, Iowa 50266. BCM was founded in 2004 and provides portfolio management services to individuals, pension and profit sharing plans, charitable organizations, and businesses. As of December 31, 2012, BCM had approximately $130 million in assets under management. As of November 1, 2012 through March 30, 2013, the Fund has entered into an Interim Agreement with BCM as the Investment Adviser of the Fund.

BCM, subject to the general oversight of the Fund’s Board of Directors, will have overall responsibility for directing the investments of the Fund in accordance with the Fund’s investment objectives, policies, and limitations. BCM will be entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets. BCM has agreed to a Fee Waiver of 0.30%, resulting in a Net Fee of 0.70%.

NOTE 10.  SUBSEQUENT EVENT

On February 5, 2013, the Fund agreed to a service agreement with its President, which formalizes the agreement to pay the President at an annual rate of 0.20% based upon the average daily assets of the Fund or a monthly minimum of $3,000. The agreement provides for a monthly maximum of $10,000.

Meyler&Company LLC

Phone: 732-671-2244

Certified Public Accountants

One Arin Park

& Management Consultants

1715 Highway 35

Middletown, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Directors of the

Valley Forge Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Valley Forge Fund (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2009 and 2008 were audited by other auditors, whose report dated February 26, 2010, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Valley Forge Fund as of December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, New Jersey

February 27, 2013

Valley Forge Fund, Inc.
Expense Illustration
December 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Valley Forge Fund, Inc., you incur ongoing costs that consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical that are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$984.92	$8.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.89	$8.31

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

VALLEY FORGE FUND, INC.

BOARD OF TRUSTEES

DECEMBER 31, 2012 (UNAUDITED)

DIRECTORS AND OFFICERS

The Fund’s business and affairs are managed under the direction of Directors that are elected annually to serve for one year.  Information published by the Fund contains additional information about these Directors, and is available without charge, by calling 1-855-833-6359.  Each Director may be contacted by writing to the President, C/O Valley Forge Fund, 3741 Worthington Road, Collegeville, PA 19426-3431.

Name and Age	Position(s) Held with Company	Time Served	Principal Occupation for Past Five Years
Interested Officers and Directors: *
Donald A. Peterson Age: 72	Director President	5/15/1974 to Present 4/26/2011 to Present	Program Manager DRS Technologies
Lauren P. Tornetta Age: 34	Director Secretary-Treasurer	11/30/2011 to Present 7/16/2011 to Present	Director, Regulatory Affairs Endo Corporation

Independent Directors
Dr. James P. King Age: 80	Director	5/15/1972 to 12/11/2012	President Desilube Tech, Inc.
C. William Majer Age: 77	Director	6/21/2005 to Present	President Majerplus Ltd.
John S. Zaborowski Age: 66	Director Chairman of the Board	7/16/2011 to Present 8/16/2011 to Present	Retired General Manager DRS Technologies
Robert W. Mohollen Age: 50	Director	2/21/2012 to Present	Tax and Business Consultant

* “Interested persons” as defined in the Investment Company Act of 1940 are Mr. Peterson because he is the Fund’s President and Ms. Tornetta because she is the Fund’s Secretary-Treasurer and the daughter of Mr. Peterson.

VALLEY FORGE FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-800-869-1679 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters ended on March 31 and September 30, respectively. The Fund’s Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-869-1679.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-855-833-6359.

Advisory Renewal Agreement

The above-named registered investment company (the "Fund") herewith confirms its agreement with Boyle Capital Management, LLC (referred to herein for convenience as “you”) as follows:

The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board of Directors (the “Board”).  The Fund desires to employ you to act as its investment adviser.

In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Fund's Board, you will provide investment management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect.  In connection therewith, you will obtain and provide investment research and will supervise the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. You will furnish to the Fund such statistical information, with respect to the investments that the Fund held, may hold or contemplates purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting the Fund’s portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may reasonably believe appropriate for this purpose.

Without limiting the foregoing, you will:

o

Provide performance reports for each Board Meeting and meeting of the Fund’s Shareholders (“Shareholders”);

o

Cooperate with the Fund’s other service providers and provide them with information (and in such format) and assistance as reasonably requested by the Fund or such other service providers;

o

Provide input and information for any required regulatory filings, as reasonably requested by the Fund;

o

Attend all Board Meetings (currently, there are six per year); at least two in person; the remaining may be attended via teleconference;

o

Comply with the applicable provisions of the Fund’s organizational documents, By-Laws, and any policies and procedures adopted by the Board (any amendments or updates of any of these documents shall be timely provided to you); and

o

Comply with all applicable laws, rules, and regulations.

In addition, you will supply your own office facilities (which may be in your own offices), data processing services, clerical, stationery, and office supplies.  You shall have the right, at your expense, to engage other entities to assist you in performing some or all of the obligations set forth in this document, provided each such entity enter into an agreement with you in form and substance reasonably satisfactory to the Fund.  You agree to be liable for the acts or omissions of each such entity to the same extent as if you had acted or failed to act under the circumstances.

You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties under this Agreement.

In consideration of services rendered pursuant to this Agreement, commencing on the date agreed between you and the Fund.  The Fund will pay you on the first business day of each month a fee at the rate set forth on Schedule 1 hereto.  Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information.  Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable to you, the value of the Fund’s net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund’s net assets.

You will bear all expenses in connection with the performance of your services under this Agreement, as well as, all advertising expenses you may incur for the Fund in your sole discretion and for all expenses arising from your discretionary use of “investment platforms”, other mutual fund trading platforms (e.g., brokerage firms’ platforms that make available mutual fund shares), or “distributors”.  The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in:  the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own Shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to Shareholders; calling and holding of Shareholders’ and Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting, prospectus printing and mailing,  proxy material printing and mailing, and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board.

The Fund understands that from time to time hereafter you may act as investment adviser to one or more other investment companies or other managed separate account(s), and the Fund has no objection to your so acting, provided that (i) your ability to render the services provided for in this Agreement is not impaired thereby; and (ii) when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more investment companies or separate accounts managed by you that have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each investment company or separate account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

In addition, it is understood that the persons employed by you to assist in the performance of your duties under this Agreement may not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your associates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

This Agreement shall continue until March 1, 2014 (the “Reapproval Date” and thereafter shall continue automatically for successive annual periods ending on such day of each year (the “Reapproval Day”, provided such continuance is specifically approved at least annually by (i) the Fund’s Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund’s outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of the Fund’s shares or, upon not less than 120 days' written notice, by you.  This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or Shareholder of the Fund individually.

1-800-869-1679

                 This report is provided for the general information of the Shareholders of the Valley Forge Fund. This report is not intended for distribution to prospective investors in this Fund, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics

CODE OF ETHICS

Pursuant to the requirements of Sections 406 and 407 of the Sarbanes Oxley Act of 2002, the Valley Forge Fund, Inc. (the “Fund”), hereby adopts the following Code of Ethics that applies to Donald Peterson who is the Fund’s principal executive, financial and accounting officer or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party in order to prepare these written standards that are reasonably designed to deter wrongdoing and to:

a.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

b.	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities & Exchange Commission and in all public communications;

c.	Compliance with all applicable governmental laws, rules and regulations;

d.	Prompt internal reporting of violations of the code, should any ever occur, to all principal officers of the Fund and all appropriate persons identified in the code; and

e.	The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.

Item 3. Audit Committee Financial Expert

Mr. Peterson is responsible for the preparation of the Fund's Financial Documents, however, the Audit Commitee that oversees all financial affairs is composed of the Independent Directors, headed by Mr. John Zaborowski, a former corporate General manager. The current Fund auditor is Meyler & Company, LLC.

Item 4. Principal Accountant Fees and Services.

Audit Fees

The aggregate fees billed by Meyler & Company, LLC (“Meyler”) for professional services rendered for the audit of our annual financial statements and services included in connection with statutory and regulatory filings were $9,500 and $9,500 for the years ended December 31, 2012 and 2011, respectively.

Audit-Related Fees

Meyler’s fees billed for assurance and related services related to the review of the Fund’s semi annual financial statements were $0 for the years ended December 31, 2012 and 2011, respectively.

Tax Fees

Meyler’s fees billed for professional services for tax compliance, tax advice, and tax planning were $0 for the years ended December 31, 2012 and 2011, respectively.

All Other Fees

Meyler’s fees billed for other products and services were $0 for the years ended December 31, 2012 and 2011, respectively.

The Fund does not engage its independent, registered public accounting firm to perform personal tax services for Mr. Peterson, or any other executive officer of the Fund. In addition, the independent registered public accounting firm is not engaged by Valley Forge Management Corporation, the manager of the Fund, to perform any professional services (audit or tax) on its behalf.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Investments

Schedule I - investments in securities of unaffiliated issuers as of December 31, 2011 as set forth in Section 210-1212 of Regulation S-X [17 CFR 210.12-12] is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)

Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

a)	Code of Ethics.
Filed under Item 2 - Code of Ethics

b)	Certifications
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Valley Forge Fund, Inc.

By /s/ Donald A. Peterson

*

Donald A. Peterson, President

Date  February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Donald A. Peterson

*

Donald A. Peterson, President

Date  February 27, 2013

By /s/ Lauren P. Tornetta

*

Lauren P. Tornetta, Secretary-Treasurer

Date  February 27, 2013

* Print the name and title of each signing officer under his or her signature.